Subsequent Events	12 Months Ended
Jun. 30, 2019
Events after reporting period [Abstract]
Subsequent Events
Subsequent Events

Acquisition of Remaining Interest in Hempco

In August 2019, the Company completed the acquisition for the remaining common shares of Hempco not previously owned by Aurora. Each Hempco shareholder received $1.04 per Hempco share, paid in common shares of Aurora at a deemed value of $12.01 per share. Aurora issued a total of 2,610,642 shares and reserved for issuance a total of 242,602 of shares issuable in lieu of Hempco shares upon the exercise of certain outstanding Hempco stock options. Aurora previously controlled Hempco with a 51% ownership interest, the transaction results in a change in Aurora’s ownership and is accounted for as an equity transaction.

Financing Activities

On September 4, 2019, the Company executed an amendment and upsize of its existing C$200.0 million secured credit facility to C$360.0 million. The amended secured credit facility will consist of an additional C$160.0 million allocated between the term loans and revolving credit facility. The expanded credit facility matures in August 2021 and will have a first ranking general security interest in the assets of Aurora and the loans can be repaid without penalty at Aurora’s discretion. In connection with the amendment, the Company also obtained the right to increase the loan amount by an additional $39.1 million under the same terms of the existing agreement.

Sale of Remaining Shares in TGOD

On September 4, 2019, the Company disposed of its remaining 28,833,334 shares, representing 10.5% of the issued and outstanding shares of TGOD at a price of $3.00 per share for an aggregate gross proceeds of $86.5 million. As a result of this transaction, Aurora no longer holds any shares of TGOD, however, they do continue to hold warrants to purchase 16,666,667 shares of TGOD.